                                                                    EXHIBIT 3.37


C-101 Prescribed by Secretary of State - Ted W. Brown

                                                           [APPROVED
                                                        FOR FILING STAMP}


                                                       By /s/ [ILLEGIBLE]
                                                         ----------------
                           ARTICLES OF INCORPORATION   Date  [ILLEGIBLE]
                                                           --------------
                                      -OF-             Amount   $100.00
                                                               ----------

                                   LISN, INC.                    72 - 21
-------------------------------------------------------------------------------
                             (Name of Corporation)


     The undersigned, a majority of whom are citizens of the United States, desiring to form a corporation, for profit, under Sections 1701.01 et seq. of the Revised Code of Ohio, do hereby certify:

     FIRST. The name of said corporation shall be       LISN, INC.
                                                  -----------------------------

-------------------------------------------------------------------------------

     SECOND. The place in Ohio where its principal office is to be located is 300 West Ninth Street, Lorain, Ohio 44052, Lorain County.
-------------------------------------------------------------------------------
                          (City, Village or Township)

     THIRD. The purposes for which it is formed are:

     Complete servicing and manufacturing of communication and electronic equipment, including all things incidental thereto.

     In addition to the foregoing, to engage in any other business or activity for which natural persons may lawfully associate themselves under the laws of the State of Ohio, including all things authorized by Sec. 1701.13 of the Revised Code of Ohio as amended, effective September 4, 1963.

     FOURTH. The number of shares which the corporation is authorized to have outstanding is one thousand (1000) shares, all of which shall be common shares, without par value.

     FIFTH. The corporation, through its Board of Directors, shall have the first right and power to repurchase any of its outstanding shares at such price and upon such terms as may be agreed upon between the corporation and the selling shareholder or shareholders, at any time such shareholder or shareholders intend to transfer, alienate or in any other way dispose of any share of the corporation.











     SIXTH. The amount of stated capital with which the corporation shall begin business is

FIVE HUNDRED ----------------------------------- Dollars ($500.00).
------------------------------------------------         ---------

     IN WITNESS WHEREOF, We have hereunto subscribed our names, this 25th day of March, 1967.


                                   LISN, INC.
            --------------------------------------------------------
                             (Name of Corporation)

                                         /s/ JOHN W. SCHMAUCH, JR.
            --------------------------------------------------------
                                             John W. Schmauch, Jr.


                                         /s/ D.L. SANNEMAN
            --------------------------------------------------------
                                             D.L. Sanneman


                                         /s/ JAMES S. HIVNOR
            --------------------------------------------------------
                                             James S. Hivnor

      (INCORPORATORS NAMES SHOULD BE TYPED OR PRINTED BENEATH SIGNATURES)


N.B. Articles will be returned unless accompanied by form designating statutory agent. See Section 1701.07, Revised Code of Ohio.

Form C-103 Prescribed by Secretary of State Ted W. Brown

                         ORIGINAL APPOINTMENT OF AGENT

     The undersigned, being at least a majority of the incorporators of
                                                                       --------
                                   LISN, INC.
-------------------------------------------------------------------------------
                             (Name of Corporation)

hereby appoint                      John W. Schmauch, Jr.
               ----------------------------------------------------------------
                                (Name of Agent)

a natural person resident in the county in which the corporation has its principal office,
                 --------------------------------------------------------------
                                     (Name of Corporation)

(strike out phrase not applicable), upon whom any process, notice or demand required or permitted by statute to be served upon the corporation may be served. His


complete address is           300 West Ninth Street         ,      Lorain
                   -----------------------------------------  -----------------
                              (Street or Avenue)              (City or Village)

     Lorain      County, Ohio.
-----------------


                                           LISN, INC.
             ------------------------------------------------------------------
                                     (Name of Corporation)

                                                       /s/ JOHN W. SCHMAUCH, JR.
             ------------------------------------------------------------------
                                                           John W. Schmauch, Jr.

                                                               /s/ D.L. SANNEMAN
             ------------------------------------------------------------------
                                                                   D.L. Sanneman

                                                             /s/ JAMES S. HIVNOR
             ------------------------------------------------------------------
                                                                 James S. Hivnor


             -------------------------------------------------------------------
             (INCORPORATORS NAMES SHOULD BE TYPED OR PRINTED BENEATH SIGNATURES)

                                      Bowling Green
             -------------------------------------------------------------, Ohio

                                                            March 25      , 1967
             -------------------------------------------------------------

                                     LISN, INC.
             -------------------------------------------------------------
                             (Name of Corporation)

         Gentlemen: I (strike out word not applicable) hereby accept appointment as agent of your corporation upon whom process, tax notices or demands may be served.

               /s/ JOHN W. SCHMAUCH, JR.
              -------------------------------------------------------------
                        (Signature of Agent or Name of Corporation)


            By
              -------------------------------------------------------------
                         (Signature of Officer Signing and Title)

Remarks: All articles of incorporation must be accompanied by an original appointment of agent. There is no filing fee for this appointment.

C-106  Prescribed By                                          Charter #359471
       ANTHONY J. CELEBREZZE, JR.                             Approved by  SP
       Secretary of State                                     Date  7-29-81
                                                              Fee  $35.00

                            CERTIFICATE OF AMENDMENT
                               (BY SHAREHOLDERS)
                       TO THE ARTICLES OF INCORPORATION OF

                                   LISN, INC.
-------------------------------------------------------------------------------
                             (Name of Corporation)
                                         ( ) Chairman of the Board
      Donald L. Sanneman        , who is (X) President             (check one),
--------------------------------         ( ) Vice President

and     Richard J. Smith        , who is (X) Secretary             (check one)
   -----------------------------         ( ) Assistant Secretary
of the above named Ohio corporation for profit with its principal location at
   300 West Ninth Street, Lorain   , Ohio do hereby certify that: (check the
-----------------------------------
appropriate box and complete the appropriate statements)

    [ ]  a meeting of the shareholders was duly called and held on
                                      19  , at which meeting a quorum
         -----------------------------  --
         of the shareholders was present in person or by proxy, and by the affirmative vote of the holders of shares entitling them
         to exercise          % of the voting power of the corporation,
                     ---------
    [X] in a writing signed by all of the shareholders who would be entitled to a notice of a meeting held for that purpose,

the following resolution was adopted to amend the articles:


         RESOLVED that Article SECOND of the Corporation's
         Articles of Incorporation is hereby amended to read as follows:

         "SECOND. The place in Ohio where its principal office is to be located is Amherst, Lorain County."






     IN WITNESS WHEREOF, the above named officers, acting for and on behalf of the corporation, have subscribed their names this 15th day of July, 1981.

                                             X  /s/ [ILLEGIBLE]
                                               -------------------------------
                                               (President)

                                             X  /s/ RICHARD J. SMITH
                                               -------------------------------
                                               (Secretary)

NOTE: Ohio law does not permit one officer to sign in two capacities. Two separate signatures are required, even if this necessitates the election of a second officer before the filing can be made.

[OHIO CORPORATIONS LOGO]                                            [STAMPED]



CHANGE OF ADDRESS OF STATUTORY AGENT
FOR OHIO CORPORATIONS


The address of   Donald L. Sanneman , the statutory agent for    LISN, INC.
               ---------------------                         ---------------
                  (Name of Agent)

                          , has been changed from   1200 North Main Street
--------------------------                        --------------------------
  (Name of Corporation)                              (Old Street Address)

                ,         Amherst          ,       Lorain       County, Ohio,
----------------  -------------------------  ------------------

44001        , to           811 Valley Drive             ,      Amherst
-------------     ---------------------------------------  -----------------,
 (Zip Code)                (New Street Address)            (City or Village)

        Lorain             County, Ohio,      44001     .
--------------------------               ---------------
                                            (Zip Code)

                                                       LISN, INC.
                                            --------------------------------
                                                  (Name of Corporation)


Date:    July 15, 1981                      By /s/ DONALD L. SANNEMAN
     -----------------------                  ------------------------------
                                                   Donald L. Sanneman

                                            Title     President
                                                 ---------------------------









                                  INSTRUCTIONS

1) A change of address of statutory agent must be signed by the chairman of the board, the president, a vice-president, the secretary or assistant secretary. R.C. 1701.07(L), 1702.06(K).

2) The agent's complete street address must be given; a post office box number is not acceptable. R.C. 1701.07(C), 1702.06(C).

3) The filing fee for a change of address of statutory agent is $3.00. R.C. 1701.07(M), 1702.06(L).




Form C-AGA  April, 1980
Prescribed by Secretary of State Anthony J. Celebrazze, Jr.